UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2014

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REACHLOCAL, INC.

(Exact name of Registrant as specified in its charter)

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Delaware	001-34749	20-0498783
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

21700 Oxnard Street, Suite 1600, Woodland Hills, California	91367
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 274-0260

Not Applicable

(Former name or former address if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2014, ReachLocal, Inc. held its annual meeting of stockholders. At the annual meeting, 24,009,122 shares were represented in person or by proxy, constituting approximately 83% of ReachLocal’s outstanding shares as of April 17, 2014, the record date for the meeting. Stockholders voted to:

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reelect David Carlick and Edward Thompson to the Board of Directors, each to serve as a director until the 2017 annual meeting of stockholders and until his successor has been duly elected and qualified; and

●	approve the compensation of ReachLocal’s named executive officers as described in the proxy statement (the “say-on-pay vote”) on an advisory basis.

The final results of voting on each of the above items are as follows:

		For	Withheld/Against	Abstentions	Broker Non-Votes
1	Election of directors:

	David Carlick	23,820,188	188,934	N/A	0

	Edward Thompson	23,593,642	415,480	N/A	0

2	Advisory say-on-pay vote	23,609,325	397,752	2,045	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2014	REACHLOCAL, INC.

	By:	/s/ Ross G. Landsbaum
Ross G. Landsbaum
Chief Financial Officer